EXHIBIT 10.11
CONTRACT NO. 6400711368/04
It is hereby agreed that Contract No. 6400711368/00 dated April 10, 2001, as amended, between ARAMCO SERVICES COMPANY (“ASC”) and NOVINT TECHNOLOGIES, INC. (“NOVINT” or “CONTRACTOR”), be further amended as follows.
1.	The period of performance is hereby extended for one additional year, to cover the period from January 2, 2004 to January 1, 2005.

2.	The following additional services (hereafter referred to as “Haptic Project 2004”) shall be performed by NOVINT.
2.1	Global Improvements:
2.1.1	Improve speed of loading at the beginning and also when loading a saved state. Investigate the extract / indexing features of **** formats to accelerate the process.

2.1.2	Expand the number of volumes that can be loaded beyond **** so that **** can be applied to loaded volumes even if these are not assigned to channels.

2.1.3	Harness the capability of **** architectures to load very large datasets by running VNP-2 on a **** PC.
2.2.	Graphics Improvements:
       Extend the concept of **** to act on the graphics display, such as making all **** translucent except those that exceed a certain threshold.
2.3.	Sound Improvements:
2.3.1	Specify and load **** file(s) when data is loaded so that it is fully integrated with the session.

2.3.2	Create interactive menu that lists all loaded **** to enable/disable ****conditions applied to the session. This menu shall be created at load-in, based on the **** file(s) information.
2.4	Miscellaneous Functionality Improvements:
2.4.1	Post the **** number in the display (and total number of ****) and provide a “go to ****” menu option analogous to the “go to ****” function.

CONTRACT NO. 6400711368/04
2.4.2	Improve speed of loading at the beginning and also when loading a saved state. Update **** handling syntax to 08Mar04 Saudi Aramco **** syntax specifications.
3.	NOVINT shall be compensated for the services above in accordance with the following schedule. Upon completion of specific improvement(s) and acceptance by SAUDI ARAMCO, NOVINT shall present invoice(s) to ASC for the specific improvement(s). Upon receipt of invoice(s) from NOVINT and confirmation of acceptance of the work by SAUDI ARAMCO, ASC shall pay the invoice(s).
3.1	Global Improvements	$50,800.00

3.2	Graphics Improvements	$ 4,600.00

3.3	Sound Improvements	$10,300.00

3.4	Miscellaneous Functionality Improvement	$ 9,300.00
This amendment shall be retroactive and effective as of January 2, 2004.
Except as modified hereinabove, all other terms and conditions of Contract No. 6400711368/00, as amended, shall remain in full force and effect.

NOVINT TECHNOLOGIES, INC.	ARAMCO SERVICES COMPANY

By:	By:	/s/ Abdulaziz M. Al-Omran

Printed Name:	Abdulaziz M. Al-Omran

Title:	Manager, Technical Services

Date:	Date: 5/3/04

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